SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 23, 1998


                                 GARGOYLES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       WASHINGTON                    0-21355                    91-1247269
(STATE OF INCORPORATION)          (COMMISSION                (IRS EMPLOYER
                                  FILE NUMBER)             IDENTIFICATION NO.)


                             5866 South 194th Street
                             KENT, WASHINGTON 98032
                                 (253) 796-2752
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


ITEM 5.  OTHER EVENTS

     On October 23, 1998, Gargoyles, Inc. (OTC) reported that it had reached an agreement in principal for a recapitalization of the Company with a New York investment bank which specializes in transactions with middle market companies with growth prospects. The proposed transaction contemplates the sale by the Company of equity and subordinated debt securities and the restructure and refinancing of the Company's current senior credit facility. While the terms of the securities to be issued remain subject to negotiation, it is anticipated that holders of the Company's presently outstanding common stock will hold less than 20% of the Company's equity, on a fully diluted basis, after the transaction is completed.

"We are very pleased with the prospects of this transaction" said Robert Wolfe, the Company's Chairman and Chief Financial Officer of Trillium Corporation, the Company's largest shareholder. "It will provide the Company with the capital to complete its restructure and to assure the Company's success."

The Company began a restructure earlier this year under the guidance of Company CEO and CFO, Leo Rosenberger, who joined the Company February first. "The
Company has made significant progress over the past few months. We have refocused our brands, restructured our sales force, renegotiated contracts to dramatically reduce our contingent liabilities, closed unprofitable operations, reduced expenses, improved the quality of our products and restructured our operations," said Rosenberger. "The transaction will provide the Company with the funds to launch our programs for 1999 and helps to assure our future and our success in 1999 and beyond."

The transaction will be completed with the continued cooperation of the Company's current lender and is expected to close in early 1999. Closing of the transaction is conditioned on a number of factors including completion of review of the Company's business and operations, finalizing placement of the securities, and the parties' agreement on the terms of definitive documentation.

Gargoyles,   Inc.,  headquartered  in  Kent,  Washington,   is  a  designer  and
distributor of a broad range of sunglasses and eyewear products. The Company also has operations in New York State.

This press release contains forward-looking statements concerning the proposed restructuring and recapitalization transaction and the Company's expectations with respect to future operations and its cash requirements and its ability to fulfill them. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, factors and uncertainties described in this press release and those involving the ability to place certain of the securities to be issued in the recapitalization, the completion of the due diligence review of the Company's affairs, the ability to negotiate definitive agreements concerning the proposed transaction, business cycles and developments involving consumer products in general and the sunglass industry in particular, the need for continued cooperation of the Company's vendors and its lenders, and other factors, including those described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect changes in circumstances or changes in the views, estimates or opinions of management that occur after the statements are made. Because of the inherent uncertainty of forward-looking statements and because circumstances or management's views, estimates and opinions may change, investors are cautioned not to place undue reliance on forward-looking statements.

The securities to be issued in the proposed transaction have not been and will not be registered under the Securities Act of 1933 or the securities laws of any state, and may not be offered or sold unless an exemption from registration is available.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     99.1 Press Release of Registrant dated October 23, 1998.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 5, 1998

                         GARGOYLES, INC.



                         By: /s/ LEO ROSENBERGER
                             -------------------
                             Leo Rosenberger
                             Chief Executive Officer,
                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Exhibit Description

     99.1 Press Release of Registrant dated October 23, 1998.

                                                                    EXHIBIT 99.1

                   GARGOYLES REPORTS PROPOSED RECAPITALIZATION

Kent, Washington: October 23, 1998 -- Gargoyles, Inc. (OTC: GOYL) today reported that it has reached an agreement in principal for a recapitalization of the Company with a New York investment bank which specializes in transactions with middle market companies with growth prospects. The proposed transaction contemplates the sale by the Company of equity and subordinated debt securities and the restructure and refinancing of the Company's current senior credit facility. While the terms of the securities to be issued remain subject to negotiation, it is anticipated that holders of the Company's presently outstanding common stock will hold less than 20% of the Company's equity, on a fully diluted basis, after the transaction is completed.

"We are very pleased with the prospects of this transaction" said Robert Wolfe, the Company's Chairman and Chief Financial Officer of Trillium Corporation, the Company's largest shareholder. "It will provide the Company with the capital to complete its restructure and to assure the Company's success."

The Company began a restructure earlier this year under the guidance of Company CEO and CFO, Leo Rosenberger, who joined the Company February first. "The
Company has made significant progress over the past few months. We have refocused our brands, restructured our sales force, renegotiated contracts to dramatically reduce our contingent liabilities, closed unprofitable operations, reduced expenses, improved the quality of our products and restructured our operations," said Rosenberger. "The transaction will provide the Company with the funds to launch our programs for 1999 and helps to assure our future and our success in 1999 and beyond."

The transaction will be completed with the continued cooperation of the Company's current lender and is expected to close in early 1999. Closing of the transaction is conditioned on a number of factors including completion of review of the Company's business and operations, finalizing placement of the securities, and the parties' agreement on the terms of definitive documentation.

Gargoyles,   Inc.,  headquartered  in  Kent,  Washington,   is  a  designer  and
distributor of a broad range of sunglasses and eyewear products. The Company also has operations in New York State.

This press release contains forward-looking statements concerning the proposed restructuring and recapitalization transaction and the Company's expectations with respect to future operations and its cash requirements and its ability to fulfill them. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, factors and uncertainties described in this press release and those involving the ability to place certain of the securities to be issued in the recapitalization, the completion of the due diligence review of the Company's affairs, the ability to negotiate definitive agreements concerning the proposed transaction, business cycles and developments involving consumer products in general and the sunglass industry in particular, the need for continued cooperation of the Company's vendors and its lenders, and other factors, including those described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect changes in circumstances or changes in the views, estimates or opinions of management that occur after the statements are made. Because of the inherent uncertainty of forward-looking statements and because circumstances or management's views, estimates and opinions may change, investors are cautioned not to place undue reliance on forward-looking statements.

The securities to be issued in the proposed transaction have not been and will not be registered under the Securities Act of 1933 or the securities laws of any state, and may not be offered or sold unless an exemption from registration is available.

Contact: Leo Rosenberger, CEO and CFO (800) 426-6396 Ext. 3405 or Cynthia L. Pope, VP and General Counsel (800) 426-6396 Ext. 3404.